Exhibit 8.1

List of Subsidiaries as of December 31, 2009

Deutsche Bank Aktiengesellschaft, Frankfurt am Main

Affordable Housing I LLC, Wilmington

Agripower Buddosò Società Agricola a Responsabilità Limitata, Pesaro

Airport Club für International Executives GmbH, Frankfurt

Alfred Herrhausen Gesellschaft — Das internationale Forum der Deutschen Bank — mbH, Berlin

“Alwa” Gesellschaft für Vermögensverwaltung mbH, Hamburg

“Alwa” Gesellschaft für Vermögensverwaltung mbH & Co. Grundstücksvermietung KG, Schönefeld

AO DB Securities (Kazakhstan), Alma Ata

ARGFRAN Beteiligungs Aktiengesellschaft, Frankfurt

Asia Metal and Mining Limited, Hongkong

Bellstead Holdings Limited, Gibraltar

Beteiligungsgesellschaft für Flugzeugleasing mit beschränkter Haftung, Frankfurt

Biomass Holdings S.à r.l., Luxemburg

-Exinor SA, Malmedy

Blue Ridge CLO Holding Company LLC, Wilmington

Borfield S.A., Montevideo

BT International (Nigeria) Ltd., Lagos

Calto Societa’ Agricola Srl, Calto

3160343 Canada Inc., Toronto

3613950 Canada, Inc., Toronto

Cathay Capital Company (No 2) Limited, Port Louis

Channel Nominees Limited, London

China Recovery Fund LLC, Wilmington

-Cinda — DB NPL Securitization Trust 2003-1, Wilmington

Clark GmbH & Co. KG, Frankfurt

Consumo Finance S.p.A., Mailand

Cousto Investments L.P., Wilmington

Dahlbusch Projektentwicklungsgesellschaft Leipzig/Lindenau mbH, Frankfurt

DAHOC Beteiligungsgesellschaft mbH, Frankfurt

-Billboard Partners L.P., Georgetown

-DAHOC (UK) Limited, London

-DB Capital Partners (Asia), L.P., Georgetown

-DB Capital Partners Asia GP, Limited, Georgetown

-DBCP Lux Newco, S.à r.l., Luxemburg

DB (Barbados) SRL, Christ Church

DB (Gibraltar) Holdings Limited, Gibraltar

DB (Gibraltar) Holdings No. 2 Limited, Gibraltar

-Alpha DB Lindsell Limited S.C.S., Luxemburg

-Beta DB Lindsell Limited S.C.S., Luxemburg

-DB Funding (Gibraltar) No. 2 Limited, Gibraltar

-DB Lindsell Limited, Gibraltar

DB (Tip Top) Limited Partnership, Toronto

DB Canada GIPF — I Corp., Calgary

DB Capital Markets (Deutschland) GmbH, Frankfurt

-B.V. Matura Handelmaatschappij, Amsterdam

-CETO Beteiligungs Aktiengesellschaft, Frankfurt

-CITAN Beteiligungsgesellschaft mbH, Frankfurt

-DB Advisors Investmentaktiengesellschaft mit Teilgesellschaftsvermögen, Frankfurt

-DB Broker GmbH, Frankfurt

-DB HR Solutions GmbH, Frankfurt

-DB Kredit Service GmbH, Berlin

-DB Print GmbH, Frankfurt

-degab Gesellschaft für Anlageberatung mbH i.L., Frankfurt

-Deutsche Asset Management International GmbH, Frankfurt

-Deutsche Asset Management Investmentgesellschaft mbH vormals DEGEF Deutsche Gesellschaft für Fondsverwaltung mbH, Frankfurt

-Deutsche Asset Management Schweiz, Zürich

-Deutsche Auskunftei Service GmbH, Hamburg

-Deutsche Bank Bauspar-Aktiengesellschaft, Frankfurt

-Deutsche Card Services GmbH, Frankfurt

-DWS (Austria) Investmentgesellschaft mbH, Wien

-DWS Finanz-Service GmbH, Frankfurt

-DWS Holding & Service GmbH, Frankfurt

-DWS Investment GmbH, Frankfurt

-DWS Polska TFI S.A., Warschau

-ELBI Funding GmbH, Frankfurt

-Emerald GmbH, Frankfurt

-FETUM Beteiligungs Aktiengesellschaft, Frankfurt

-Konsul Inkasso GmbH, Essen

-Matura Vermögensverwaltung mit beschränkter Haftung, Frankfurt

-NERGE Beteiligungsgesellschaft mbH, Frankfurt

-NILA Beteiligungsgesellschaft mbH, Frankfurt

-norisbank GmbH, Berlin

-registrar services GmbH, Eschborn

-SB-Bauspar Vermittlungsgesellschaft mbH, Frankfurt

-Sundial Beteiligungsgesellschaft mbH, Frankfurt

-Treuinvest Service GmbH, Frankfurt

DB Commodities Canada Ltd., Toronto

DB Concerto (LP) Limited, Georgetown

DB Concerto Limited, Georgetown

-Gaveau Limited, Georgetown

DB Consult Gesellschaft mbH, Frankfurt

DB Enterprise GmbH, Sössen-Gostau

DB Enterprise GmbH & Co. Zweite Beteiligungs KG, Sössen-Gostau

DB Export-Leasing GmbH, Frankfurt

-DB Leasing Services GmbH, Frankfurt

-DB Malta Commercial Services One Ltd., St. Julians

-DB Malta Commercial Services Two Ltd., St. Julians

-DB Malta Holdings Ltd., St. Julians

-DEE Deutsche Erneuerbare Energien GmbH, Düsseldorf

-Lokki Verwaltungsgesellschaft mbH, Frankfurt

-Motion Picture Productions One GmbH & Co. KG, Frankfurt

-MPP Beteiligungsgesellschaft mbH, Frankfurt

-SolRenovable Fotov., S.L., Palma de Mallorca

DB Finance International GmbH, Eschborn

-Beheer- en Beleggingsmaatschappij Evergreen Global Intellectual Transaction Services B.V., Amsterdam

-Coral (Cayman) Limited, Georgetown

-DB Anton Limited, St. Helier

-DB Athena S.à r.l., Luxemburg

-DB Kamchatka Limited, Georgetown

-Deutsche Investments (Holland) B.V., Amsterdam

-ELDO ACHTE Vermögensverwaltungs GmbH, Eschborn

-Evergreen International Holdings B.V., Amsterdam

-Evergreen International Investments B.V., Amsterdam

-Evergreen International Leasing B.V., Amsterdam

-Evergreen Overseas Investments B.V., Amsterdam

-Guo Mao International Hotels BV, Amsterdam

-Indigo (Cayman) Holding Limited, Georgetown

DB Industrial Holdings GmbH, Frankfurt

-DB Industrial Holdings Beteiligungs GmbH & Co. KG, Frankfurt

-Deutsche CreFi Industrial Holdings GmbH, Frankfurt

-DIV Holding GmbH, Frankfurt

-TeraGate Beteiligungs-GmbH, Frankfurt

-TOKOS GmbH, Frankfurt

-TTM Investor GmbH, Frankfurt

DB Investments (GB) Limited, London

-New Europe Capital Partners Limited (in member’s voluntary liquidation), Wembley

DB Jasmine (Cayman) Limited, Georgetown

DB Maia LLC, Wilmington

DB Management Support GmbH, Frankfurt

DB Nominees (Singapore) Pte Ltd, Singapur

DB Paris Investissements, Paris

DB Re S.A., Luxemburg

DB Service Centre Limited, Dublin

DB Service Uruguay S.A., Montevideo

DB Servizi Amministrativi S.r.l., Mailand

DB Trips Investments Limited, Georgetown

DB UK PCAM Holdings Limited, London

-Alpha Investment Management S.A.M., Monte Carlo

-Cardales UK Limited, Liverpool

-CTBNPL Limited, London

-DB Real Estate Opportunities Group Advisors (UK) Limited, London

-Deutsche Asset Management (Jersey) Limited, St. Helier

-Deutsche Asset Management (Korea) Company Limited, Seoul

-Deutsche Asset Management (UK) Limited, London

-Deutsche Asset Management Group Limited, London

-Deutsche European Partners IV (No.9) Nominees Limited (in member’s voluntary liquidation), London

-Deutsche European Partners IV (US Dollar Fund) Nominees Limited (in member’s voluntary liquidation), London

-Deutsche European Partners IV (US ERISA) (No.1) Nominees Limited (in member’s voluntary liquidation), London

-Deutsche Private Asset Management Limited, London

-Elizabethan Holdings Limited, Georgetown

-Elizabethan Management Limited, Georgetown

-IVAF I Manager, S.à r.l., Luxemburg

-IVAF II Manager, S.à r.l., Luxemburg

-MEF I Manager, S.à r.l., Luxemburg

-Morgan Grenfell Capital (G.P.) Limited, Edinburgh

-Morgan Grenfell Capital Trustee Limited (in member’s voluntary liquidation), London

-Morgan Grenfell Development Capital Holdings Limited, London

-Morgan Grenfell Development Capital Syndications Limited, London

-Morgan Grenfell Private Equity Limited, London

-RREEF European Value Added I (G.P.) Limited, London

-RREEF Global Advisers Limited, London

-RREEF Global Opportunities Investor LP, London

-RREEF Limited, London

-The Pensions Partnership Limited (in member’s voluntary liquidation), Liverpool

-Tilney (Ireland) Limited, Dublin

-Tilney Acquisitions Limited, Liverpool

-Tilney Asset Management International Limited, St. Peter Port

-Tilney Collective Management Limited, Liverpool

-Tilney Funding Limited, Liverpool

-Tilney Group Limited, Liverpool

-Tilney Holdings Limited, Liverpool

-Tilney International Limited, Hamilton

-Tilney Investment Management, Liverpool

-Tilney Management Limited, Liverpool

-TIM (London) Limited, Liverpool

DB Valoren S.à r.l., Luxemburg

-BT Nominees (Singapore) Pte Ltd, Singapur

-DB Emerald Limited, Dublin

-DB Equity S.à r.l., Luxemburg

-DB International (Asia) Limited, Singapur

DB Vita S.A., Luxemburg

DBC Continuance Inc., Toronto

DBNZ Overseas Investments (No.1) Limited, Georgetown

DBR Investments Co. Limited, Georgetown

DEBEKO Immobilien GmbH & Co Grundbesitz OHG, Eschborn

DeKon Service GmbH, Eschborn

DEUFRAN Beteiligungs GmbH, Frankfurt

DEUKONA Versicherungs-Vermittlungs-GmbH, Frankfurt

Deutsche Aeolia Power Production S.A., Athen

Deutsche Asia Pacific Finance, Inc., Wilmington

-Linder LP, Georgetown

-Lindoro LLC, Wilmington

Deutsche Asia Pacific Holdings Pte Ltd, Singapur

-Acanfeld Limited, Bangkok

-Bayan Delinquent Loan Recovery 1 (SPV-AMC), Inc., Makati Stadt

-Cathay Advisory (Beijing) Company Ltd, Peking

-Cathay Asset Management Company Limited, Port Louis

-DB Finance Inc., Tokio

-DB International Trust (Singapore) Limited, Singapur

-DB Nominees (Hong Kong) Limited, Hongkong

-DB Strategic Advisors, Inc., Makati Stadt

-DB Trust Company Limited Japan, Tokio

-DB Trustees (Hong Kong) Limited, Hongkong

-DBOI Global Services Private Limited, Mumbai

-De Meng Innovative (Beijing) Consulting Company Limited, Peking

-Deutsche Asset Management (Asia) Limited, Singapur

-Deutsche Asset Management (Hong Kong) Limited, Hongkong

-Deutsche Asset Management (India) Private Limited, Mumbai

-Deutsche Asset Management (Japan) Limited, Tokio

-Deutsche Bank Real Estate (Japan) Y.K., Tokio

-Deutsche Capital Financing (Singapore) Pte Ltd, Singapur

-Deutsche Capital Hong Kong Limited, Hongkong

-Deutsche Equities India Private Limited, Mumbai

-Deutsche Futures Singapore Pte Ltd, Singapur

-Deutsche India Holdings Private Limited, Mumbai

-Deutsche Investments India Private Limited, Mumbai

-Deutsche Investor Services Private Limited, Mumbai

-Deutsche Knowledge Services Pte. Ltd., Singapur

-Deutsche Morgan Grenfell Nominees Pte Ltd, Singapur

-Deutsche Securities (India) Private Limited, Neu Delhi

-Deutsche Securities Asia Limited, Hongkong

-Deutsche Securities Mauritius Limited, Port Louis

-Deutsche Securities Nominees Hong Kong Limited, Hongkong

-Deutsche Trustee Services (India) Private Limited, Mumbai

-Deutsche Trustees Malaysia Berhad, Kuala Lumpur

-DLF New Gurgaon Homes Developers Private Limited, Neu Delhi

-Global Markets Centre Private Limited, Mumbai

-Imodan Limited, Port Louis

-Kidson Pte Ltd, Singapur

-Marine Investments YK, Tokio

-PT. Deutsche Securities Indonesia, Jakarta

-RREEF China REIT Management Limited, Hongkong

-RREEF India Advisors Private Limited, Mumbai

-RREEF Shanghai Investment Consultancy Company, Schanghai

-Sahathunpaibul Company Limited, Bangkok

-Service Company One Limited, Hongkong

-Service Company Two Limited, Hongkong

-Thai Asset Enforcement and Recovery Asset Management Company Limited, Bangkok

Deutsche Asset Management Italy S.p.A., Mailand

-DWS Investments SGR S.p.A., Mailand

-DWS Società di Intermediazione Mobiliare S.p.A., Mailand

-Finanza & Futuro Banca SpA, Mailand

Deutsche Australia Limited, Sydney(Teilkonzern/Sub-group)

-Baincor Nominees Pty. Limited, Sydney

-Bainpro Nominees Pty. Limited, Sydney

-Bainsec Nominees Pty. Limited, Sydney

-Belzen Pty. Limited, Sydney

-Blue Square Investments Pty Limited, Sydney

-BNA Nominees Pty. Limited, Sydney

-BTD Nominees Pty. Limited, Sydney

-Buxtal Pty Limited, Sydney

-DB Structured Transaction VH-OJL Pty Limited, Sydney

-Deutsche Asset Management (Australia) Limited, Sydney

-Deutsche Capital Holdings Pty Limited, Sydney

-Deutsche Capital Markets Australia Limited, Sydney

-Deutsche Finance Co 1 Pty Limited, Sydney

-Deutsche Finance Co 2 Pty Limited, Sydney

-Deutsche Finance Co 3 Pty Limited, Sydney

-Deutsche Finance Co 4 Pty Limited, Sydney

-Deutsche Group Services Pty Limited, Sydney

-Deutsche Holdings Australia Limited, Sydney

-Deutsche Hume Investments Pty Limited, Sydney

-Deutsche Investments Australia Limited, Sydney

-Deutsche Managed Investments Limited, Sydney

-Deutsche Management New Zealand Limited, Sydney

-Deutsche PM Nominees Pty Limited, Sydney

-Deutsche Securities Australia Limited, Sydney

-Deutsche Securitisation Australia Pty Ltd, Sydney

-Deutsche Structured Finance Australia Limited, Sydney

-Deutsche Xenon Pty Limited, Sydney

-DNU Nominees Pty Limited, Sydney

-DTS Nominees Pty. Limited, Sydney

-First Australian Property Group Holdings Pty. Ltd., Sydney

-Memax Pty. Limited, Sydney

-Nortfol Pty. Limited, Sydney

-OPS Nominees Pty. Limited, Sydney

-Pan Australian Nominees Pty. Limited, Sydney

-RBM Nominees Pty. Limited, Sydney

-RTS Nominees Pty Limited, Sydney

-Zenwix Pty. Limited, Sydney

DEUTSCHE BANK (CHILE) S.A., Santiago

Deutsche Bank (China) Co., Ltd., Peking

Deutsche Bank (Malaysia) Berhad, Kuala Lumpur

-DB (Malaysia) Nominee (Asing) Sdn. Bhd., Kuala Lumpur

-DB (Malaysia) Nominee (Tempatan) Sdn. Bhd., Kuala Lumpur

Deutsche Bank (Perú) S.A., Lima

Deutsche Bank (Portugal), S.A., Lissabon

-Navegator — SGFTC, S.A., Lissabon

Deutsche Bank (Suisse) SA, Genf

-Rüd Blass Vermögensverwaltung AG, Zürich

-Zürich — Swiss Value AG, Zürich

-Zürich — Swiss Value Invest AG, Steinhausen

Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa, Montevideo

DEUTSCHE BANK A.S., Istanbul

Deutsche Bank Americas Finance LLC, Wilmington

Deutsche Bank Capital Markets S.r.l., Mailand

Deutsche Bank Financial Inc., Wilmington

Deutsche Bank Financial LLC, Wilmington

Deutsche Bank Luxembourg S.A., Luxemburg

-Aqueduct Capital S.à r.l., Luxemburg

-DB Palladium S.A., Luxemburg

-Deutsche Finance No. 1 Limited, London

Deutsche Bank Polska Spólka Akcyjna, Warschau

-DB Securities S.A., Warschau

Deutsche Bank Privat- und Geschäftskunden Aktiengesellschaft, Frankfurt

-Berliner Bank AG & Co. KG, Berlin

-Berliner Bank Beteiligungs AG, Berlin

-Deutsche Bank PBC Spólka Akcyjna, Warschau

-KEBA Gesellschaft für interne Services mbH, Frankfurt

-PBC Services GmbH der Deutschen Bank, Frankfurt

-SENA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Halle II KG, Düsseldorf

-Servicegesellschaft der Deutschen Bank Privat- und Geschäftskunden mbH, Bonn

-Telefon-Servicegesellschaft der Deutschen Bank mbH, Frankfurt

-TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Halle I KG, Düsseldorf

-TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Nordhausen I KG, Düsseldorf

-Vertriebsgesellschaft mbH der Deutschen Bank Privat- und Geschäftskunden, Berlin

Deutsche Bank S.A., Buenos Aires

Deutsche Bank S.A. — Banco Alemão, Sao Paulo(Teilkonzern/Sub-group)

-DB Invest Fundo de Investimento Multimercado, Sao Paulo

-Deutsche Bank Corretora de Valores S.A., Sao Paulo

-Imobal — Imobiliária e Administradora Ltda., Sao Paulo

Deutsche Bank S.A. / N.V., Brüssel

Deutsche Bank Securities Limited, Toronto

Deutsche Bank Società per Azioni, Mailand

-DB Consortium S. Cons. a r.l. in liquidazione, Mailand

-DB Consorzio S. Cons. a r. l., Mailand

-Deutsche Bank Mutui S.p.A., Mailand

-Fiduciaria Sant’ Andrea S.r.L., Mailand

-New Prestitempo S.p.A., Mailand

-RREEF AI S.p.A., Mailand

-RREEF Fondimmobiliari Società di Gestione del Risparmio S.p.A., Mailand

Deutsche Bank Zártkörüen Müködö Részvénytársaság, Budapest

-Horka Ingatlankezelöés Befektetö Korlátolt Felelössegü Társaság, Budapest

Deutsche Bank, Sociedad Anónima Española, Barcelona

-DB Cartera de Inmuebles 1, S.A., Barcelona

-DB Cartera de Inmuebles 2, S.L., Barcelona

-DB Operaciones y Servicios Interactivos, A.I.E., Barcelona

-DWS Investments (Spain), S.G.I.I.C., S.A., Madrid

Deutsche Berri, Paris

Deutsche Capital Singapore Limited, Singapur

Deutsche Clubholding GmbH, Frankfurt

-Gut Kaden Golf und Land Club GmbH, Alveslohe

Deutsche Courcelles, Paris

Deutsche Custody N.V., Amsterdam

Deutsche Family Office GmbH, Frankfurt

Deutsche Far Eastern Asset Management Company Limited, Taipeh

Deutsche Finance No. 2 Limited, Georgetown

-Abbey Life Assurance Company Limited, London

-Abbey Life Services Limited (in member’s voluntary liquidation), London

-Abbey Life Trust Securities Limited, London

-Abbey Life Trustee Services Limited, London

-Antelope Pension Trustee Services Limited, London

-Deutsche Holdings No. 4 Limited, London

Deutsche Financial Services (Malta) Limited, St. Julians

Deutsche Friedland, Paris

Deutsche Grundbesitz-Anlagegesellschaft mbH & Co Löwenstein Palais, Eschborn

Deutsche Holdings (Chile) S.A., Santiago

Deutsche Holdings (Malta) Ltd., St. Julians

-Deutsche Bank (Cayman) Limited, Georgetown

-Deutsche Bank (Mauritius) Limited, Port Louis

-Deutsche Bank International Limited, St. Helier

-Deutsche Bank International Trust Co. (Cayman) Limited, Georgetown

-Deutsche Bank International Trust Co. (Jersey) Limited, St. Helier

-Deutsche Bank International Trust Co. Limited, St. Peter Port

-Deutsche Bank Investments (Guernsey) Limited, St. Peter Port

-Deutsche Bank Nominees (Jersey) Limited, St. Helier

-Deutsche Bank Services (Jersey) Limited, St. Helier

-Deutsche Bank Trustee Services (Guernsey) Limited, St. Peter Port

-Deutsche Fiduciary Services (Suisse) SA, Genf

-Deutsche Group Holdings (SA) (Proprietary) Limited, Johannesburg

-Deutsche Holdings (SA) (Proprietary) Limited, Johannesburg

-Deutsche International Corporate Services Limited, St. Helier

-Deutsche International Custodial Services Limited, St. Helier

-Deutsche International Financial Services (Ireland) Limited, Dublin

-Deutsche International Trust Corporation (Mauritius) Limited, Port Louis

-Deutsche Overseas Holdings (Netherlands) B.V., Amsterdam

-Deutsche Securities (Proprietary) Limited, Johannesburg

-Deutsche Securities (SA) (Proprietary) Limited, Johannesburg

-Deutsche Securities Korea Co., Seoul

-Deutsche Transnational Trustee Corporation Inc, Charlottetown

-JR Nominees (Proprietary) Limited, Johannesburg

-PEIF II (Manager) Limited, St. Helier

-Regula Limited, Road Town

-Trevona Limited, Road Town

Deutsche Holdings Limited, London

-DB UK Bank Limited, London

-Deutsche Equity Funds Holdings Limited, London

-Deutsche Equity Funds Investments Limited (in member’s voluntary liquidation), London

-Deutsche Trustee Company Limited, London

-Morgan Grenfell (Housing Finance) Limited (in member’s voluntary liquidation), London

-Morgan Grenfell (Local Authority Finance) Limited, London

-Morgan Grenfell (Local Authority Services) Limited, London

Deutsche Holdings No. 2 Limited, London

-Absolute Energy S.r.l., Rom

-Anemos ITA 1 S.r.l., Rom

-Arche Investments Limited, London

-Autumn Leasing Limited, London

-Bankers Trust International Limited, London

-Bebek Varlik Yönetym A.S., Istanbul

-BT Money Markets Fund No. 1 Limited, London

-Campanology Leasing Limited, Georgetown

-City Leasing (Avonside) Limited, London

-City Leasing (Clydeside) Limited, London

-City Leasing (Donside) Limited, London

-City Leasing (Fleetside) Limited, London

-City Leasing (Medwayside) Limited, London

-City Leasing (Severnside) Limited, London

-City Leasing (Thameside) Limited, London

-City Leasing (Wearside) Limited, London

-City Leasing and Partners, London

-City Leasing and Partners Limited, London

-City Leasing Limited, London

-City Transport Leasing, London

-Crescent Gold Limited, Subiaco

-Custom Leasing Limited, London

-D B Rail Holdings (UK) No. 1 Limited, London

-D B Rail Holdings (UK) No. 2 Limited, London

-Dark Blue Investments Limited, Georgetown

-DB Aotearoa Investments Limited, Georgetown

-DB Asset Leasing Limited (in member’s voluntary liquidation), London

-DB Capital Partners (Europe) 2000 — A Founder Partner LP, Wilmington

-DB Capital Partners (Europe) 2000 — B Founder Partner LP, Wilmington

-DB Capital Partners Europe 2002 Founder Partner LP, Wilmington

-DB Capital Partners General Partner Limited, London

-DB Chestnut Holdings Limited, Georgetown

-DB Crest Limited, St. Helier

-DB Energy Commodities Limited, London

-DB Enfield Infrastructure Holdings Limited, St. Helier

-DB Enfield Infrastructure Investments Limited, St. Helier

-DB Equity Limited, London

-DB Group Services (UK) Limited, London

-DB Henlow Investments Limited (in member’s voluntary liquidation), Georgetown

-DB Infrastructure Holdings (UK) No.1 Limited, London

-DB Infrastructure Holdings (UK) No.2 Limited, London

-DB Infrastructure Holdings (UK) No.3 Limited, London

-DB International Investments Limited, London

-DB Jasmine No. 2 (Cayman) Limited, Georgetown

-DB Marcassin (Cayman) Holdings Limited, Georgetown

-DB Marcassin (Cayman) No. 1 Limited, Georgetown

-DB Marcassin (Cayman) No. 2 Limited, Georgetown

-DB Nexus Iberian Investments (UK) Limited, London

-DB Nexus Investments (UK) Limited, London

-DB Overseas Holdings Limited, London

-DB Platinum Advisors, Luxemburg

-DB Pyrus (Cayman) Limited, Georgetown

-DB Rail Investments (UK) Limited, London

-DB Rail Trading (UK) Limited, London

-DB Renewable Holdings B.V., Amsterdam

-DB Road (UK) Limited, Georgetown

-DB Sangha (Cayman) Limited (in member’s voluntary liquidation), Georgetown

-DB Saturn Investments Limited, London

-DB Sedanka Limited, Georgetown

-DB Sirius (Cayman) Limited, Georgetown

-DB Sterling Finance Limited, Georgetown

-DB Trustee Services Limited, London

-DB Tweed Limited, Georgetown

-DB U.K. Nominees Limited, London

-DB UK (Saturn) Limited, London

-DB UK Australia Finance Limited, Georgetown

-DB UK Australia Holdings Limited, London

-DB UK Holdings Limited, London

-DB Valiant (Cayman) Limited, Georgetown

-DB Valiant B.V., London

-DB Vanquish (UK) Limited, London

-DB Vantage (UK) Limited, London

-DB Vantage No.2 (UK) Limited, London

-DB Vantage No.3 (UK) Limited, London

-DB Venture Partners (Europe) 2000 Founder Partner LP, Wilmington

-DB Venture Partners (Europe) 2001 Founder Partner LP, Wilmington

-DB Venture Partners General Partner Limited, London

-DB Willow (UK) Limited, London

-DBIGB Finance (No. 2) Limited, London

-DBOI Global Services (UK) Limited, London

-DBUKH Finance Limited, London

-December Leasing Limited (in member’s voluntary liquidation), London

-Deutsche (Aotearoa) Capital Holdings New Zealand, Auckland

-Deutsche (Aotearoa) Foreign Investments New Zealand, Auckland

-Deutsche Aviation Leasing Limited, London

-Deutsche Capital Finance (2000) Limited, Georgetown

-Deutsche Colombia S.A., Bogota

-Deutsche Emerging Markets Investments (Netherlands) B.V., Amsterdam

-Deutsche Finance No. 2 (UK) Limited, London

-Deutsche Finance No. 3 (UK) Limited, London

-Deutsche Finance No. 4 (UK) Limited, London

-Deutsche Finance No. 6 (UK) Limited, London

-Deutsche Global Markets Limited, Tel Aviv

-Deutsche Holdings (BTI) Limited, London

-Deutsche Holdings No. 3 Limited, London

-Deutsche International Holdings (UK) Limited, London

-Deutsche Investments (Netherlands) N.V., Amsterdam

-Deutsche Morgan Grenfell Group Public Limited Company, London

-Deutsche Nominees Limited, London

-Deutsche Securities (Peru) S.A., Lima

-Deutsche Securities Israel Ltd., Tel Aviv

-Deutsche Securities Venezuela S.A., Caracas

-DRT Limited International SRL, Bukarest

-EOL2 Holding B.V., Amsterdam

-Grace (UK) GP Limited, London

-Grace CIP 1 Limited, London

-Gulara Pty Ltd, Sydney

-GWS Investments (Jersey) Limited, St. Helier

-GWS Investments Holdings Limited, St. Helier

-HAH Limited, London

-Harbour Investments YK, Tokio

-Helios ITA 2 S.r.l., Rom

-Helios ITA 3 S.r.l., Mailand

-Helios ITA S.r.l., Mailand

-iCON Founder Partner, L.P., St. Peter Port

-iCON GP Limited, St. Peter Port

-iCON Partners, L.P., St. Peter Port

-International Operator Limited, London

-Lammermuir Leasing Limited, London

-Laser Leasing Limited, Georgetown

-Laverton Nickel Pty Limited, Subiaco

-London Industrial Leasing Limited, London

-Manufacturers Leasing Limited (in member’s voluntary liquidation), London

-Marine Operator Limited (in member’s voluntary liquidation), London

-Morgan Grenfell & Co. Limited, London

-Morgan Grenfell Development Capital Nominees Limited, London

-Phoebus Leasing Limited, Georgetown

-Pyramid Acquisitions B.V., Amsterdam

-Quattro Lease Management Limited (in member’s voluntary liquidation), London

-REIB Europe Investments Limited, London

-REIB International Holdings Limited, London

-RREEF Infrastructure Limited, London

-RREEF REFlex Fund Ltd., Georgetown

-Ruamthunpaibul Company Limited, Bangkok

-SME Finance S.p.A., Rom

-Stores Funding Limited (in member’s voluntary liquidation), Georgetown

-Stores International Limited, Georgetown

-Suppli Investments (Cayman) No 1 Limited, Georgetown

-Tempurrite Leasing Limited, London

-Triplereason Limited, London

-Uranium West Holdings Ltd, Vancouver

-Uranium West Limited, Subiaco

-Villetri Investments Limited, St. Helier

-WMH (No. 1) Limited, London

-WMH (No. 10) Limited, London

-WMH (No. 15) Limited, London

-WMH (No. 16) Limited, London

-WMH (No. 17) Limited, London

-WMH (No. 4) Limited, London

-WMH (No. 5) Limited, London

-WMH (No. 7) Limited, London

Deutsche Immobilien Leasing GmbH, Düsseldorf

-DIB -Consult Deutsche Immobilien — und Beteiligungs -Beratungsgesellschaft mbH, Düsseldorf

-DIL CONTRACT Projektmanagement GmbH, Düsseldorf

-DIL Deutsche Baumanagement GmbH, Düsseldorf

-DIL Financial Services GmbH & Co. KG, Düsseldorf

-DISCA Beteiligungsgesellschaft mbH, Düsseldorf

-Kairos Capital Erste GmbH & Co. KG, Düsseldorf

-Kairos Capital GmbH, Düsseldorf

-Leasing Verwaltungsgesellschaft Waltersdorf mbH, Schönefeld

-PADUS Grundstücks -Vermietungsgesellschaft mbH, Düsseldorf

-SAGITA Grundstücks -Vermietungsgesellschaft mbH, Düsseldorf

-SAPIO Grundstücks -Vermietungsgesellschaft mbH, Düsseldorf

-SCITOR Grundstücks -Vermietungsgesellschaft mbH & Co. Objekt Heiligenstadt KG, Düsseldorf

-SENA Grundstücks -Vermietungsgesellschaft mbH & Co. Objekt Fehrenbach KG, Düsseldorf

-TELO Beteiligungsgesellschaft mbH, Schönefeld

-ZELLU Grundstücks -Vermietungsgesellschaft mbH, Schönefeld

Deutsche International Corporate Services (Ireland) Limited, Dublin

-Deutsche International Finance (Ireland) Limited, Dublin

-Rimvalley Limited, Dublin

Deutsche International Trust Company N.V., Amsterdam

-Herengracht Financial Services B.V., Amsterdam

Deutsche Inversiones Dos S.A., Santiago

Deutsche New Zealand Limited, Auckland(Teilkonzern/Sub -group)

-Deutsche (New Munster) Holdings New Zealand Limited, Auckland

-Deutsche Capital Markets New Zealand (No.1) Limited, Auckland

-Deutsche Domus New Zealand Limited, Auckland

-Deutsche Finance New Zealand Limited, Auckland

-Deutsche Foras New Zealand Limited, Auckland

-Deutsche International Investments New Zealand Limited, Auckland

-Deutsche Overseas Issuance New Zealand Limited, Auckland

-Deutsche Securities New Zealand Limited, Auckland

-Kingfisher Nominees Limited, Auckland

-LWC Nominees Limited, Auckland

Deutsche Representaciones y Mandatos S.A., Buenos Aires

Deutsche Securities Algeria SPA, Algier

-Deutsche Capital Markets Algeria SPA, Algier

Deutsche Securities Limited, Hongkong

-Deutsche Securities Inc., Tokio

Deutsche Securities Menkul Degerler A.S., Istanbul

Deutsche Securities Saudi Arabia LLC, Riad

Deutsche Securities Sociedad de Bolsa S.A., Buenos Aires

Deutsche StiftungsTrust GmbH, Frankfurt

Deutsche Trans -Pacific New Zealand, Auckland

Deutsche Transaction France, Paris

Deutsches Institut für Altersvorsorge GmbH, Frankfurt

Ditka LLC, Wilmington

-I Synfuels, LLC, Wilmington

-Payton LLC, Wilmington

Drolla GmbH, Frankfurt

DWS Investment S.A., Luxemburg

-DB Fund (Mauritius) Limited, Port Louis

-Deutsche Haussmann, S.à r.l., Luxemburg

DWS Schweiz GmbH, Zürich

Dynamic Funds (SICAV), Luxemburg

EDORA Funding GmbH, Frankfurt

Elba Finance GmbH, Eschborn

ELDO ERSTE Vermögensverwaltungs GmbH, Eschborn

Erda Funding GmbH, Eschborn

Eteria Energia Solar, S.L., Madrid

European Asian Bank (Hong Kong) Nominees Limited, Hongkong

EWG Malechowo Sp.z o.o., Legnica

EWG Slupsk Sp.z.o.o., Legnica

Franz Urbig — und Oscar Schlitter -Stiftung Gesellschaft mit beschränkter Haftung, Frankfurt

Funds Nominees Limited, London

Grundstücksvermietungsgesellschaft Wilhelmstr. mbH, Düsseldorf

Hessische Immobilien -Verwaltungs -Gesellschaft mit beschränkter Haftung, Eschborn

Hudson GmbH, Eschborn

Hypotheken -Verwaltungs -Gesellschaft mbH, Frankfurt

Ironland Limited, London

Joliet Finance LLC, Wilmington

JPCB -Bero GmbH, Eschborn

KHP Knüppe, Huntebrinker & Co. GmbH, Osnabrück

Klöckner Industriebeteiligungsgesellschaft mbH, Frankfurt

LA Water Holdings Limited, Georgetown

-LAWL Pte. Ltd., Singapur

LaSalle Finance LLC, Wilmington

Licorne Gestion, Paris

Lindsell Finance Limited, Valletta

-Lindsell Malta Investments Limited, Valletta

Mainsee 650. V V GmbH, Frankfurt

Maxblue Americas Holdings, S.A., Madrid

-MXB U.S.A., Inc., Wilmington

Midsel Limited, London

Mira GmbH & Co. KG, Frankfurt

“modernes Frankfurt” private Gesellschaft für Stadtentwicklung mbH, Frankfurt

Morgan Nominees Limited, London

Nordwestdeutscher Wohnungsbauträger Gesellschaft mit beschränkter Haftung, Frankfurt

-DBG Vermögensverwaltungsgesellschaft mbH, Frankfurt

-DVCG Deutsche Venture Capital Gesellschaft mbH & Co. Fonds II KG i.L., München

-VCG Venture Capital Fonds III Verwaltungs GmbH, München

-VCG Venture Capital Gesellschaft mbH, München

OOO “Deutsche Bank”, Moskau

Open joint -stock company “Deutsche Bank DBU”, Kiew

Pembol Nominees Limited, London

Percy Limited, Gibraltar

Phoebus Investments LP, Wilmington

PLIBA Co., LTD., Tokio

Primelux Insurance S.A., Luxemburg

Private Equity Asia Select Company III S.à r.l., Luxemburg

Private Equity Global Select Company IV S.à r.l., Luxemburg

Private Equity Global Select Company V S.à r.l., Luxemburg

Private Equity Select Company S.à r.l., Luxemburg

Private Financing Initiatives, S.L., Barcelona

-IOS Finance EFC, S.A., Barcelona

ROPA Beteiligungsgesellschaft mbH, Frankfurt

RREEF Agency S.r.l., Mailand

RREEF Management GmbH, Eschborn

-AV America Grundbesitzverwaltungsgesellschaft mbH i.L., Frankfurt

-DB Immobilienfonds Rho Dr. Juncker KG, Eschborn

-DB Real Estate Canadainvest 1 Inc., Toronto

-DB Real Estate Spezial Invest Portugal — Sociedade Imobiliaria Unipessoal, Lda., Lissabon

-DEGRU Erste Beteiligungsgesellschaft mbH, Eschborn

-Deutsche Bank Realty Advisors, Inc., New York

-Deutsche Grundbesitz Beteiligungsgesellschaft mbH, Eschborn

-Deutsche Grundbesitz -Anlagegesellschaft mit beschränkter Haftung, Eschborn

-DI Deutsche Immobilien Baugesellschaft mbH, Eschborn

-DI Deutsche Immobilien Baugesellschaft mbH & Co. Vermietungs KG, Eschborn

-DI Deutsche Immobilien Treuhandgesellschaft mbH, Eschborn

-Dritte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn

-Erste DB Immobilienfonds Beta Dr. Rühl KG, Eschborn

-Fünfte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn

-gi -Verwaltungsgesellschaft mbH, Eschborn

-IB Associate, LLC, New York

-IC Chicago Associates LLC, Wilmington

-IMM Associate, LLC, New York

-JADE Residential Property AG, Eschborn

-JG Japan Grundbesitzverwaltungsgesellschaft mbH, Eschborn

-RREEF Investment GmbH, Eschborn

-RREEF Spezial Invest GmbH, Eschborn

-Sechste DB Immobilienfonds Beta Dr. Rühl KG, Eschborn

-Vierte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn

-5000 Yonge Street Toronto Inc., Toronto

-Zweite DB Immobilienfonds Beta Dr. Rühl KG, Eschborn

RREEF Opportunities Management S.r.l., Mailand

Schiffsbetriebsgesellschaft Brunswik mit beschränkter Haftung, Hamburg

Story L.P., Georgetown

Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung, Frankfurt

Taunus Corporation, Wilmington(Teilkonzern/Sub -group)

-ABFS I Incorporated, Baltimore

-ABS Leasing Services Company, Chicago

-ABS MB Limited, Baltimore

-Accounting Solutions Holding Company, Inc., Wilmington

-Alex. Brown Financial Services Incorporated, Baltimore

-Alex. Brown Investments Incorporated, Baltimore

-Alex. Brown Management Services, Inc., Baltimore

-Allsar Inc., Wilmington

-Altamira LLC, Wilmington

-Americas Trust Servicios de Consultoria, S.A., Madrid

-Annandale LLC, Wilmington

-Apex Fleet Inc., Wilmington

-Argent Incorporated, Baltimore

-Atlantic No. 1 Limited (in member’s voluntary liquidation), London

-B.T. Vordertaunus (Luxembourg), S.à r.l., Luxemburg

-B.T.I. Investments, London

-BAL Servicing Corporation, Wilmington

-Bankers Company, Inc., Trenton

-Bankers International Corporation, New York

-Bankers International Corporation (Brasil) Ltda., Sao Paulo

-Bankers Trust Caribe Capital Markets, Inc., Hato Rey

-Bankers Trust International Finance (Jersey) Limited, St. Helier

-Bankers Trust Investments Limited, London

-Bankers Trust Nominees Limited, London

-Barkly Investments Ltd., St. Helier

-Beachwood Properties Corp., Wilmington

-Bleeker Investments Limited, Wilmington

-Blue Cork, Inc., Wilmington

-Bluewater Creek Management Co., Wilmington

-Bolar Flat LLP, Wilmington

-Bonsai Investment AG, Frauenfeld

-BRIMCO, S. de R.L. de C.V., Mexiko Stadt

-Britannia Limited, London

-Broome Investments Limited, Wilmington

-BT (Far East) Limited, Hongkong

-BT American Securities (Luxembourg), S.à r.l., Luxemburg

-BT Azure No. 1 Limited, Georgetown

-BT Ben Nevis Limited, Georgetown

-BT Brokerage Corporation, Wilmington

-BT Bryce Limited, Georgetown

-BT Cayman Income No. 1, Georgetown

-BT Cayman Income No. 2, Georgetown

-BT Commercial Corporation, Wilmington

-BT CTAG Nominees Limited, London

-BT Devonport Limited, Georgetown

-BT Finance (Leasing) No. 2 Limited (in member’s voluntary liquidation), London

-BT Globenet Nominees Limited, London

-BT Harborside Urban Renewal Corporation, West Trenton

-BT Hobart (Cayman) No. 1 Limited, Georgetown

-BT Maulbronn GmbH, Eschborn

-BT McKinley Limited, Georgetown

-BT Milford (Cayman) Limited, Georgetown

-BT Muritz GmbH, Eschborn

-BT Opera Trading S.A., Paris

-BT Pension Fund Trustees Limited, London

-BT Sable LLC, Wilmington

-BT Vordertaunus Verwaltungs — und Beteiligungsgesellschaft mbH, Eschborn

-BT/ABKB Partnership Management, Los Angeles

-BTAS Cayman GP, Georgetown

-BTFIC — Portugal, Gestao e Investimentos (Sociedade Unipessoal) S.A., Funchal

-BTMWB Investments No.1 Limited, St. Helier

-BTVR Investments No. 1 Limited, St. Helier

-Budget Hotels No. 1 Limited, St. Helier

-Bull Pasture LLP, Wilmington

-C. J. Lawrence Inc., Wilmington

-Caneel Bay Holding Corp., Chicago

-Cape Acquisition Corp., Wilmington

-CapeSuccess LLC, Wilmington

-CapeSuccess, Inc., Wilmington

-Capital Solutions Exchange Inc., Wilmington

-Car for a Car, Corp., Wilmington

-Career Blazers Consulting Services, Inc., Albany

-Career Blazers Contingency Professionals, Inc., Albany

-Career Blazers Learning Center of Los Angeles, Inc., Los Angeles

-Career Blazers LLC, Wilmington

-Career Blazers Management Company, Inc., Albany

-Career Blazers New York, Inc., Albany

-Career Blazers of Ontario, Inc., London, Ontario

-Career Blazers Personnel Services of Washington, D.C., Inc., Washington D.C.

-Career Blazers Personnel Services, Inc., Albany

-Career Blazers Service Company, Inc., Wilmington

-Caribbean Resort Holdings, Inc., New York

-Castlewood Expansion Partners, L.P., Wilmington

-Castor LLC, Wilmington

-CBI NY Training, Inc., Albany

-Cedar Investment Co., Wilmington

-Centennial River 1 Inc., Denver

-Centennial River 2 Inc., Austin

-Centennial River Acquisition I Corporation, Wilmington

-Centennial River Acquisition II Corporation, Wilmington

-Centennial River Corporation, Wilmington

-Charlton (Delaware), Inc., Wilmington

-Civic Investments Limited, St. Helier

-ClarksonX Inc., Wilmington

-CNS Cayman Holdings One Ltd., Georgetown

-Coronus L.P., St. Helier

-Crosby Investments Limited, Wilmington

-Cyrus J. Lawrence Capital Holdings, Inc., Wilmington

-D.B. International Delaware, Inc., Wilmington

-D.B. Rutland Finance Ltd., Ramat Gan

-D.B. Yarden Finance Ltd., Ramat Gan

-DB (Pacific) Limited, Wilmington

-DB (Pacific) Limited, New York, New York

-DB Advisors Risk Managed Alpha (RMA) Investment Trust, Salem

-DB Advisors US Large Cap Core Investment Trust, Salem

-DB Advisors US Large Cap Value Investment Trust, Salem

-DB Advisors US Small Cap Growth Investment Trust, Salem

-DB Alex. Brown Exchange Fund I, L.P., Baltimore

-DB Alex. Brown Holdings Incorporated, Wilmington

-DB Alternative Trading Inc., Wilmington

-DB Americas Funding Corp., Wilmington

-DB Americas Infrastructure Holdings, L.L.C., Wilmington

-DB Baltimore, Inc., New York

-DB Bedford Investments Limited, Wilmington

-DB Bluebell Investments (Cayman) Partnership, Georgetown

-DB Capital Advisers, Inc., Wilmington

-DB Capital Holdings 2, Inc., Wilmington

-DB Capital Management, Inc., Wilmington

-DB Capital Partners Latin America, G.P. Limited, Georgetown

-DB Capital Partners, Inc., Wilmington

-DB Capital Partners, Latin America, LP, Georgetown

-DB Capital, Inc., Wilmington

-DB Commodity Services LLC, Wilmington

-DB Delaware Holdings (Europe) Limited, Wilmington

-DB Delaware Holdings (UK) Limited, London

-DB Depositor Inc., Wilmington

-DB Elara LLC, Wilmington

-DB Energy Trading LLC, Wilmington

-DB Equipment Leasing, Inc., New York

-DB ESC Corporation, Wilmington

-DB Fillmore Lender Corp., Wilmington

-DB Finance (Delaware), LLC, Wilmington

-DB Finance Holdings, Inc., Wilmington

-DB Franklin Investments Inc., Wilmington

-DB Funding Corporation # 1, Wilmington

-DB Funding Corporation # 3, Wilmington

-DB Funding LLC #4, Wilmington

-DB Funding LLC #5, Wilmington

-DB Funding LLC #6, Wilmington

-DB Funding, L.P., Baltimore

-DB Galil Finance, Inc., Wilmington

-DB Gamla (Cayman), Georgetown

-DB Ganymede 2006 L.P., Georgetown

-DB Global Alternative Agribusiness Master Portfolio Ltd., Georgetown

-DB Global Markets Multi -Strategy Fund I Limited, Georgetown

-DB Global Processing Services, Inc., Wilmington

-DB Global Technology, Inc., Wilmington

-DB Green Holdings Corp., Wilmington

-DB Green, Inc., New York

-DB Hawks Nest, Inc., Wilmington

-DB Hedgeworks Fund Services Limited, Georgetown

-DB HedgeWorks, LLC, Wilmington

-DB Holdings (New York), Inc., New York

-DB Holdings (South America) Limited, Wilmington

-db home lending holdings llc, Wilmington

-db home lending llc, Lake Forest

-DB Horizon, Inc., Wilmington

-DB Hubert Investments Limited, Wilmington

-DB Hudson, LLC, Wilmington

-DB Hypernova LLC, Wilmington

-DB Investment Management, Inc., Wilmington

-DB Investment Managers, Inc., Wilmington

-DB Investment Partners, Inc., Wilmington

-DB Investment Resources (US) Corporation, Wilmington

-DB Investment Resources Holdings Corp., Wilmington

-DB Io LP, Wilmington

-DB IROC Leasing Corp., New York

-DB Jefferson Investments Limited, Wilmington

-DB Keystone, LLC, Wilmington

-DB King Investments Limited, Wilmington

-DB Lafayette Investments Limited, Wilmington

-DB Laight Investments Limited, Wilmington

-DB Leroy Investments LLC, Wilmington

-DB Lexington Investments Inc., Wilmington

-DB Liberty, Inc., Wilmington

-DB Like -Kind Exchange Services Corp., Wilmington

-DB Litigation Fee LLC, Wilmington

-DB Madison, LLC, Wilmington

-DB Management Partners, L.P., Wilmington

-DB Managers, LLC, West Trenton

-DB Master Fundo de Investimento em Direitos Creditórios Não -Padronizados de Precatórios Federais, Rio de Janeiro

-DB Mezzanine Fund Managing Member, LLC, New York

-DB Moore Investments Limited, Wilmington

-DB Mortgage Investment Inc., Baltimore

-DB Mortgage Services, LLC, Wilmington

-DB Ormond No. 3, L.P., Wilmington

-DB Overseas Finance Delaware, Inc., Wilmington

-DB Partnership Management II, LLC, Wilmington

-DB Partnership Management Ltd., Wilmington

-DB Perry Investments Limited, Wilmington

-DB Petri LLC, Wilmington

-DB Philmor, Inc., New York

-DB Portfolio Southwest, Inc., Houston

-DB Potomac, Inc., Wilmington

-DB Principal Finance LLC, Wilmington

-DB Private Clients Corp., Wilmington

-DB Private Wealth Mortgage Ltd., New York

-DB Pyramid Corp., New York

-DB Realty Resources, Inc., New York

-DB Rivington Investments Limited, Georgetown

-DB RMS Leasing (Cayman) L.P., Georgetown

-DB Rugby Finance (Cayman), Georgetown

-DB Samay Finance No. 2, Inc., Wilmington

-DB Second Funding Corp., Wilmington

-DB Securities Services NJ Inc., New York

-DB Services (New York), Inc., New York

-DB Services New Jersey, Inc., West Trenton

-DB Services Tennessee, Inc., Wilmington

-DB Servicios México, S.A. de C.V., Mexiko Stadt

-DB Shenandoah, Inc., Wilmington

-DB Stanton Investments LLC, Wilmington

-DB Straits, Inc., New York

-DB Structured Derivative Products, LLC, Wilmington

-DB Structured Finance Credit Opportunities Master Portfolio Ltd., Georgetown

-DB Structured Products, Inc., Wilmington

-DB U.S. Financial Markets Holding Corporation, Wilmington

-DB Vandam Investments Limited, Wilmington

-DB Ventures (New York), Inc., New York

-DB Vestry Investments Limited, Wilmington

-DB Warren Investments Limited, Georgetown

-DB Waverly Investments Limited, Wilmington

-DB West Financing LLC, Wilmington

-DB Wilton Holdings, LLC, Wilmington

-DB-SP Holdings, Inc., Wilmington

-DBAB Wall Street, LLC, Wilmington

-DBAH Capital, LLC, Wilmington

-DBAH Funding Corp., Wilmington

-DBAS Cayman Holdings 1 Limited, Georgetown

-DBAS Cayman Holdings 2 Limited, Georgetown

-DBCCA Investment Partners, Inc., Wilmington

-DBCIBZ1, Georgetown

-DBCIBZ2, Georgetown

-DBD Mezzanine Corp., Wilmington

-DBD Pilgrim America Corp., Wilmington

-DBFIC, Inc., Wilmington

-DBINZ LP, Wilmington

-DBNY Brazil Invest Co., Wilmington

-DBP Commercial Mortgage LLC, Wilmington

-DBRMS4, Georgetown

-DBRMSGP1, Georgetown

-DBRMSGP2, Georgetown

-DBS Technology Ventures, L.L.C., Wilmington

-DBUSBZ1, LLC, Wilmington

-DBUSBZ2, LLC, Wilmington

-DBUSH Funding Corp., Wilmington

-DBUSH Markets, Inc., Wilmington

-DBVR Investments No. 3 Ltd., Wilmington

-DeAM Investor Services, Inc., Boston

-Deer River, L.P., Wilmington

-Delaware Bay Risk Solutions LLC, Wilmington

-Delowrezham de México S. de R.L. de C.V., Mexiko Stadt

-Deutsche (SRV) Investment Corporation, Wilmington

-Deutsche Alt-A Securities, Inc., Wilmington

-Deutsche Asset Management Canada Limited, Toronto

-Deutsche Bank Americas Holding Corp., Wilmington

-Deutsche Bank Berkshire Mortgage, Inc., Wilmington

-Deutsche Bank Capital Holdings, Inc., Wilmington

-Deutsche Bank Holdings, Inc., Wilmington

-Deutsche Bank Insurance Agency Incorporated, Baltimore

-Deutsche Bank Insurance Agency of Delaware, Wilmington

-Deutsche Bank Insurance Agency of Massachusetts Incorporated, Boston

-Deutsche Bank México S.A. Institución de Banca Múltiple, Mexiko Stadt

-Deutsche Bank National Trust Company, Los Angeles

-Deutsche Bank Securities Inc., Wilmington

-Deutsche Bank Trust Company Americas, New York

-Deutsche Bank Trust Company Delaware, Wilmington

-Deutsche Bank Trust Company New Jersey Ltd., Jersey City

-Deutsche Bank Trust Company, National Association, New York

-Deutsche Bank Trust Corporation, New York

-Deutsche Canada Investor Services Co., Halifax

-Deutsche Capital Stock Corporation, Wilmington

-Deutsche Cayman Ltd., Georgetown

-Deutsche Financial Services Puerto Rico Corporation, San Juan

-Deutsche International Corporate Services (Delaware) LLC, Wilmington

-Deutsche Inversiones Limitada, Santiago

-Deutsche Investment Management Americas Inc., Wilmington

-Deutsche Leasing New York Corp., New York

-Deutsche Master Funding Corporation, Wilmington

-Deutsche Mortgage & Asset Receiving Corporation, Wilmington

-Deutsche Mortgage Securities, Inc., Wilmington

-Deutsche Securities Corredores de Bolsa Ltda., Santiago

-Deutsche Securities, S.A. de C.V., Casa de Bolsa, Mexiko Stadt

-DFC Residual Corp., Reno

-DMG Technology Management, L.L.C., Wilmington

-DMJV, New York

-DowningX LLC, Wilmington

-DWS Investments Annuities and Life Services Inc., Wilmington

-DWS Investments Distributors, Inc., Wilmington

-DWS Investments Fund Accounting Corporation, Wilmington

-DWS Investments Service Company, Wilmington

-DWS Trust Company, Salem

-ECT Holdings Corp., Wilmington

-Ero Properties, Inc., New York

-Estate Holdings, Inc., St. Thomas

-Farezco I, S. de R.L. de C.V., Zapopan

-Farezco II, S. de R.L. de C.V., Zapopan

-Feldberg LLC, Wilmington

-Fenix Administración de Activos S. de R.L. de C.V., Mexiko Stadt

-Filaine, Inc., Wilmington

-Firstee Investments LLC, Wilmington

-FJC Property Corp., Wilmington

-Fundo de Investimento em Direitos Creditórios Nao-Padronizados — Precatório Federal 4870-1, Rio de Janeiro

-Fundo de Investimento em Direitos Creditórios Nao-Padronizados — Precatórios Federais DB I, Rio de Janeiro

-Fundo de Investimento em Direitos Creditórios Nao-Padronizados — Precatórios Federais DB II, Rio de Janeiro

-Fundo de Investimento em Quotas de Fundos de Investimento em Direitos Creditorios Nao-Padronizados Global Markets, Rio de Janeiro

-G Finance Holding Corp., Wilmington

-GACC Funding Corporation, Wilmington

-GAFCo Funding Corp., Wilmington

-Gemini Technology Services Inc., Wilmington

-German American Capital Corporation, Baltimore

-Glacier Mountain, L.P., Wilmington

-Global Alliance Finance Company, L.L.C., Wilmington

-Global Commercial Real Estate Special Opportunities Limited, St. Helier

-Global Markets Fundo de Investimento Multimercado, Rio de Janeiro

-Global Markets III Fundo de Investimento Multimercado — Crédito Privado e Investimento No Exterior, Rio de Janeiro

-GlobalX LLC, Wilmington

-Greene Investments Limited, Georgetown

-GreenwichX LLC, Wilmington

-Greenwood Properties Corp., New York

-Hac Investments Ltd., Wilmington

-HAC Investments Portugal — Servicos de Consultadoria e Gestao Ltda., Lissabon

-Hertz Car Exchange Inc., Wilmington

-Home Closer LLC, New York

-HudsonX Inc., Wilmington

-Kiewo Ltd., Georgetown

-Lake Moomaw Inc., Wilmington

-Liberty Investments Limited, Georgetown

-Long-Tail Risk Insurers, Ltd., Hamilton

-LW Holding Corporation, Wilmington

-MAC Investments Ltd., Georgetown

-MacDougal Investments Limited, Wilmington

-Makapuu Inc., Wilmington

-Mallard Place, Inc., Wilmington

-Mayfair Center, Inc., Wilmington

-McClintic Point Corp., Wilmington

-Mercer Investments Limited, Wilmington

-Metis Properties Limited, London

-MHL Reinsurance Ltd., Burlington

-MIT Holdings, Inc., Baltimore

-MMDB Noonmark L.L.C., Wilmington

-MortgageIT Securities Corp., Wilmington

-MortgageIT, Inc., New York

-Newhall LLC, Wilmington

-Newport Harbor Corporation, Delaware, Wilmington

-NewportX Inc., Wilmington

-North American Income Fund PLC, Dublin

-Novoquote Limited, London

-Oakwood Properties Corp., Wilmington

-PacificX LLC, Wilmington

-Parkwood Properties Corp., New York

-PARTS Funding, LLC, Wilmington

-Pelleport Investors, Inc., New York

-Pilgrim Financial Services LLP, Wilmington

-Plantation Bay, Inc., St. Thomas

-Pollus L.P., St. Helier

-Polydeuce LLC, Wilmington

-Pyramid Investments Limited (in member’s voluntary liquidation), London

-Pyramid Office Properties Limited (in member’s voluntary liquidation), London

-Pyramid Ventures, Inc., Wilmington

-Reade, Inc., Wilmington

-Red Lodge, L.P., Wilmington

-REO Properties Corporation, Wilmington

-Ripple Creek, L.P., Wilmington

-Riverton Investments LLC, Wilmington

-RMS Investments (Cayman), Georgetown

-RoAdco I, Inc., Wilmington

-RoAdco II, Inc., Wilmington

-RoCal, L.L.C., Wilmington

-RoCalwest, Inc., Wilmington

-RoColorado, Inc., Wilmington

-RoManco I, Inc., Wilmington

-RoManco II, Inc., Wilmington

-Romeo One, LLC, Wilmington

-Romeo Three, LLC, Wilmington

-Romeo Two, LLC, Wilmington

-Romeo U.S. Group, Inc., Wilmington

-RoPro U.S. Holding, Inc., Wilmington

-RoSmart LLC, Wilmington

-RREEF America L.L.C., Wilmington

-RREEF Management Company, Wilmington

-RREEF Management L.L.C., Wilmington

-RREEF North American Infrastructure Onshore Fund A, L.P., Wilmington

-RREEF REFlex Fund L.P., Wilmington

-RREEF RRestoration, L.L.C., Wilmington

-RREEFSmart, L.L.C., Wilmington

-Sagamore Limited, London

-Sapphire Aircraft Leasing and Trading Limited (in member’s voluntary liquidation), London

-Seneca Delaware, Inc., Wilmington

-Seneca Leasing Partners, L.P., Wilmington

-Serviced Office Investments Limited, St. Helier

-Sharps SP I LLC, Wilmington

-Sherwood Properties Corp., Wilmington

-Shopready Limited, London

-Silver Leaf 1 LLC, Wilmington

-Spring Leasing Limited (in member’s voluntary liquidation), London

-SSG Middle Market CLO LLC, Wilmington

-Stoneridge Apartments, Inc., Wilmington

-Structured Finance Americas, LLC, Wilmington

-Sunbelt Rentals Exchange Inc., Wilmington

-Tapeorder Limited, London

-Tenedora de Valores S.A., Santiago

-TQI Exchange, LLC, Wilmington

-Urbistar Settlement Services, LLC, Wilmington

-Varick Investments Limited, Wilmington

-VI Resort Holdings, Inc., New York

-Walton Tract LLP, Wilmington

-WestX Inc., Wilmington

-Whispering Woods LLC, Wilmington

-Whistling Pines LLC, Wilmington

-Wilmington Trust B6, Wilmington

-Wintercrest Inc., Wilmington

-Woodwardia LLC, Wilmington

-World Trading (Delaware) Inc., Wilmington

The World Markets Company GmbH i.L., Frankfurt

U.F.G.I.S. Holdings (Cyprus) Limited, Larnaka

-U.F.G.I.S. Trading Limited, Larnaka

-ZAO “Deutsche Securities”, Moskau

Villanova del Ghebbo Societa’ Agricola Srl, Villanova del Ghebbo

Wealthspur Investment Company Limited, Labuan

WEBA Beteiligungsgesellschaft mbH, Frankfurt

WEPLA Beteiligungsgesellschaft mbH, Frankfurt

-DB RE Global Real Estate Management 1A, Ltd., Georgetown

-DB RE Global Real Estate Management 1B, Ltd., Georgetown

-RREEF APIF Manager Ltd., Georgetown

-Whale Holdings S.à r.l., Luxemburg

WERDA Beteiligungsgesellschaft mbH, Frankfurt

Wilhelm von Finck AG, Grasbrunn

Special Purpose Entities

ABATE Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

ABATIS Beteiligungsgesellschaft mbH, Düsseldorf

ABRI Beteiligungsgesellschaft mbH, Düsseldorf

ACHAP Beteiligungsgesellschaft mbH, Düsseldorf

ACHTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

ACHTZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

ACIS Beteiligungsgesellschaft mbH, Düsseldorf

ACTIO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

ACTIUM Leasobjekt GmbH & Co. Objekt Bietigheim OHG, Düsseldorf

ADEO Beteiligungsgesellschaft mbH, Düsseldorf

ADLAT Beteiligungsgesellschaft mbH, Düsseldorf

ADMANU Beteiligungsgesellschaft mbH, Düsseldorf

AETAS Beteiligungsgesellschaft mbH, Düsseldorf

Affiliated Loan Program for Students Funding Trust 2009-1, Wilmington

AGLOM Beteiligungsgesellschaft mbH, Düsseldorf

AGUM Beteiligungsgesellschaft mbH, Düsseldorf

AKRUN Beteiligungsgesellschaft mbH, Düsseldorf

ALANUM Beteiligungsgesellschaft mbH, Düsseldorf

ALMO Beteiligungsgesellschaft mbH, Düsseldorf

Almutkirk Limited, Dublin

Alpha Lindsell Limited, Gibraltar

ALTA Beteiligungsgesellschaft mbH, Düsseldorf

Alternative LN TR 2007-HY9, New York

Ameriquest NIM 05-RN111, New York

ANDOT Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

Andramad Limited, Dublin

Annapolis Funding Trust, Toronto

Apexel LLC, Wilmington

APUR Beteiligungsgesellschaft mbH, Düsseldorf

AQ FIN NIM Trust 2001-2, New York

AQNIM 2001-2, New York

Arena Leasing Limited Partnership, London

Asian Hybrid Investments LLP, Singapur

Aspen Funding Corp., Charlotte

Asset Repackaging Trust BV, Amsterdam

Asset Repackaging Trust Five BV, Amsterdam

ATAUT Beteiligungsgesellschaft mbH, Düsseldorf

Atlas Investment Company 1 S.à r.l., Luxemburg

Atlas Investment Company 2 S.à r.l., Luxemburg

Atlas Investment Company 3 S.à r.l., Luxemburg

Atlas Investment Company 4 S.à r.l., Luxemburg

Atlas Investment Company 8 S.à r.l., Luxemburg

Atlas Portfolio Select SPC, Georgetown

Atlas SICAV — FIS, Luxemburg

Avizandum Limited, Dublin

AVOC Beteiligungsgesellschaft mbH, Düsseldorf

Avon Investments S.à r.l., Luxemburg

BAKTU Beteiligungsgesellschaft mbH, Schönefeld

BALIT Beteiligungsgesellschaft mbH, Schönefeld

BAMAR Beteiligungsgesellschaft mbH, Schönefeld

BARDA Beteiligungsgesellschaft mbH, Schönefeld

BIBO ERSTE Vermögensverwaltungsgesellschaft mbH, Eschborn

Bills Securitisation Limited, St. Helier

BIMES Beteiligungsgesellschaft mbH, Schönefeld

BLI Beteiligungsgesellschaft für Leasinginvestitionen mbH, Köln

Blue Ridge CLO 2009-1, Wilmington

Bluebird Securities S.A., Luxemburg

BOC Real Property SRL, Bukarest

Bolsena Holding GmbH & Co. KG, Frankfurt

Bozarche Limited, Georgetown

Brahms Leasing Limited Partnership, London

Bridge No.1 Pty Limited, Sydney

BS 2 Y.K., Tokio

Business Support One Y.K., Tokio

CA CAT CO LLC, Georgetown

Canadian Asset Acquisition Trust 2, Toronto

Canal New Orleans Holdings LLC, Dover

Canal New Orleans Hotel LLC, Wilmington

Canal New Orleans Mezz LLC, Dover

CAPRA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Walbeck KG i.L., Düsseldorf

Cathay Capital (Labuan) Company Limited, Labuan

Cathay Capital Company Limited, Port Louis

Cathay Strategic Investment Company Limited, Hongkong

Cepangie Limited, Dublin

Charitable Luxembourg Four S.à r.l., Luxemburg

Charitable Luxembourg Three S.à r.l., Luxemburg

Charitable Luxembourg Two S.à r.l., Luxemburg

CIBI Beteiligungsgesellschaft mbH, Düsseldorf

CIG (Jersey) Limited, St. Helier

Concept Fund Solutions PLC, Dublin

Coriolanus Limited, Dublin

COUNTS Trust Series 2007 - 3, Newark

Cranfield Aircraft Leasing Limited, Georgetown

Credit-Linked and Structured Securities (“CLASS”) Limited, St. Helier

Crystal CLO, Ltd., Georgetown

D & S Capital Y.K., Tokio

DAGOBA Beteiligungsgesellschaft mbH, Düsseldorf

DAINA Beteiligungsgesellschaft mbH, Düsseldorf

DAKAP Beteiligungsgesellschaft mbH, Düsseldorf

DANEB Beteiligungsgesellschaft mbH, Düsseldorf

DANEB Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Düsseldorf KG, Düsseldorf

Dariconic Limited, Dublin

DARKU Beteiligungsgesellschaft mbH, Düsseldorf

DARUS Beteiligungsgesellschaft mbH, Düsseldorf

DB Aircraft Leasing Master Trust, Wilmington

DB Aircraft Leasing Master Trust II, Wilmington

DB Akela, S.à r.l., Luxemburg

DB Alternative Strategies Limited, Georgetown

DB Artemis Investments GP, Wilmington

DB Asia Pacific Holdings Limited, Georgetown

DB Bagheera, S.à r.l., Luxemburg

DB CRE Empire Hawkeye HoldCo LLC, Wilmington

DB Cross Limited, St. Helier

DB Immobilienfonds 1 Wieland KG, Eschborn

DB Immobilienfonds 4 Wieland KG, Eschborn

DB Immobilienfonds 5 Wieland KG, Bad Homburg

db Investor Solutions, Dublin

DB Jasmine Holdings Limited, London

DB Platinum, Luxemburg

DB Platinum II, Luxemburg

DB Platinum III, Luxemburg

DB Platinum IV, Luxemburg

DB Safe Harbour Investment Projects Limited, London

DB Silver Finance (Luxembourg) S.à r.l., Luxemburg

DB Sylvester Funding Limited, Georgetown

DB Venture Partners (Europe) 2000 LP, St. Helier

DB Venture Partners (Europe) 2001 LP, St. Helier

db x-trackers, Luxemburg

db x-trackers (Proprietary) Limited, Johannesburg

db x-trackers Holdings (Proprietary) Limited, Johannesburg

db x-trackers II, Luxemburg

DB Xylophone Holdings Limited, Georgetown

DB-New York Nuclear Uranium Fund, Wilmington

DBARN Series 2007-1N Trust, Georgetown

DBARN Series 2007-AR3N1 Trust, Georgetown

DBARN Series 2007-OA3N Trust, Georgetown

DBARN Series 2007-OA4N Trust, Georgetown

DBARN Series 2007-OA5N Trust, Georgetown

DBVP Europe GP (Jersey) Limited, St. Helier

De Heng Asset Management Company Limited, Peking

Deco 17 - Pan Europe 7 Limited, Dublin

Decofinance S.A., Luxemburg

Deutsche Alt-A Series 2007-2, Wilmington

Deutsche Alt-A Series 2007-3, Wilmington

Deutsche Alt-A Series 2007-OA5, Wilmington

Deutsche Alt-A Series 2007-RS1, New York

Deutsche Bank (PAM) SICAV, Luxemburg

Deutsche Bank Capital Finance LLC I, Wilmington

Deutsche Bank Capital Finance Trust I, Wilmington

Deutsche Bank Capital Funding LLC I, Wilmington

Deutsche Bank Capital Funding LLC IV, Wilmington

Deutsche Bank Capital Funding LLC IX, Wilmington

Deutsche Bank Capital Funding LLC V, Wilmington

Deutsche Bank Capital Funding LLC VI, Wilmington

Deutsche Bank Capital Funding LLC VII, Wilmington

Deutsche Bank Capital Funding LLC VIII, Wilmington

Deutsche Bank Capital Funding LLC X, Wilmington

Deutsche Bank Capital Funding LLC XI, Wilmington

Deutsche Bank Capital Funding LLC XII, Wilmington

Deutsche Bank Capital Funding LLC XIII, Wilmington

Deutsche Bank Capital Funding LLC XIV, Wilmington

Deutsche Bank Capital Funding LLC XV, Wilmington

Deutsche Bank Capital Funding LLC XVI, Wilmington

Deutsche Bank Capital Funding Trust I, Newark

Deutsche Bank Capital Funding Trust IV, Wilmington

Deutsche Bank Capital Funding Trust IX, Wilmington

Deutsche Bank Capital Funding Trust V, Wilmington

Deutsche Bank Capital Funding Trust VI, Wilmington

Deutsche Bank Capital Funding Trust VII, Wilmington

Deutsche Bank Capital Funding Trust VIII, Wilmington

Deutsche Bank Capital Funding Trust X, Wilmington

Deutsche Bank Capital Funding Trust XI, Wilmington

Deutsche Bank Capital Funding Trust XII, Wilmington

Deutsche Bank Capital Funding Trust XIII, Wilmington

Deutsche Bank Capital Funding Trust XIV, Wilmington

Deutsche Bank Capital Funding Trust XV, Wilmington

Deutsche Bank Capital Funding Trust XVI, Wilmington

Deutsche Bank Capital LLC I, Wilmington

Deutsche Bank Capital LLC II, Wilmington

Deutsche Bank Capital LLC III, Wilmington

Deutsche Bank Capital LLC IV, Wilmington

Deutsche Bank Capital LLC V, Wilmington

Deutsche Bank Capital Trust I, Newark

Deutsche Bank Capital Trust II, Newark

Deutsche Bank Capital Trust III, Newark

Deutsche Bank Capital Trust IV, Newark

Deutsche Bank Capital Trust V, Newark

Deutsche Bank Contingent Capital LLC I, Wilmington

Deutsche Bank Contingent Capital LLC II, Wilmington

Deutsche Bank Contingent Capital LLC III, Wilmington

Deutsche Bank Contingent Capital LLC IV, Wilmington

Deutsche Bank Contingent Capital LLC V, Wilmington

Deutsche Bank Contingent Capital Trust I, Wilmington

Deutsche Bank Contingent Capital Trust II, Wilmington

Deutsche Bank Contingent Capital Trust III, Wilmington

Deutsche Bank Contingent Capital Trust IV, Wilmington

Deutsche Bank Contingent Capital Trust V, Wilmington

Deutsche Bank SPEARs/LIFERs Trusts (DB Series), New York

Deutsche Beta Finance GmbH, Frankfurt

Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung, Düsseldorf

Deutsche GUO Mao Investments (Netherlands) B.V., Amsterdam

Deutsche Mortgage Securities, Inc. Series 2007-RS1, New York

Deutsche Mortgage Securities, Inc. Series 2007-RS3, New York

Deutsche Mortgage Securities, Inc. Series 2007-RS4, New York

Deutsche Mortgage Securities, Inc. Series 2007-RS5, New York

Deutsche Mortgage Securities, Inc. Series 2007-RS6, New York

Deutsche Mortgage Securities, Inc. Series 2007-RS7, New York

Deutsche Mortgage Securities, Inc. Series 2007-RS8, New York

Deutsche Mortgage Securities, Inc. Series 2008-RS1, New York

Deutsche Mortgage Securities, Inc. Series 2009-RS4, New York

Deutsche OBU Pty Limited, Sydney

DF Zweite Asien Immobilienentwicklungs GmbH & Co. KG, Berlin

DI 2 Y.K., Tokio

DI Investments Corporation Y.K., Tokio

DIL Beteiligungs-Stiftung, Düsseldorf

DIL Europa-Beteiligungsgesellschaft mbH, Düsseldorf

DIL Fonds-Beteiligungsgesellschaft mbH, Düsseldorf

DIPLOMA Grundstücks-Vermietungsgesellschaft mbH, Schönefeld

DONARUM Holding GmbH, Düsseldorf

DREIUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

DREIZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

DRITTE Fonds-Beteiligungsgesellschaft mbH, Düsseldorf

DRITTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

Dyna Holding GmbH, Eschborn

Earls Eight Limited, Georgetown

Earls Four Limited, Georgetown

EARLS Trading Limited, Georgetown

Earls Twelve Limited, Georgetown

EBEMUS Beteiligungsgesellschaft mbH, Schönefeld

EGOM Beteiligungsgesellschaft mbH, Schönefeld

EINATUS Beteiligungsgesellschaft mbH, Schönefeld

EINUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

Eirles Four Limited, Dublin

Eirles Three Limited, Dublin

Eirles Two Limited, Dublin

ELC Logistik-Centrum Verwaltungs-GmbH, Erfurt

ELFTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

Elmo Funding GmbH, Eschborn

Elmo Leasing Achte GmbH, Eschborn

Elmo Leasing Dreiundzwanzigste GmbH, Eschborn

Elmo Leasing Dreizehnte GmbH, Eschborn

Elmo Leasing Dritte GmbH, Eschborn

Elmo Leasing Elfte GmbH, Eschborn

Elmo Leasing Fünfzehnte GmbH, Frankfurt

Elmo Leasing Neunte GmbH, Eschborn

Elmo Leasing Sechste GmbH, Eschborn

Elmo Leasing Siebte GmbH, Eschborn

Elmo Leasing Vierzehnte GmbH, Eschborn

Elmo Leasing Zwölfte GmbH, Eschborn

Emerging Markets Capital Protected Investments Ltd, Georgetown

EOP Manager, LLC, Wilmington

EOP Pool 1 Manager, LLC, Wilmington

Equinox Credit Funding Public Limited Company, Dublin

Equipment Management Services LLC, Wilmington

Escoyla Limited, Dublin

Eurohome (Italy) Mortgages S.r.l., Rom

Fandaro Limited, Dublin

Farsala Investment SRL, Bukarest

Film Asset Securitization Trust 2009-1, New York

FÜNFTE Fonds-Beteiligungsgesellschaft mbH, Düsseldorf

FÜNFTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

FÜNFUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

FÜNFZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

G.O. III Luxembourg Oxford S.à r.l., Luxemburg

GC Re, Hamilton

GEM ERI Limited, Georgetown

Gemini Securitization Corp., LLC, Boston

General Resources Trading Limited, St. Helier

Gestione Partecipazioni S.p.A., Mailand

GEWE-Falkenberg Beteiligungsgesellschaft mbH, Düsseldorf

GH Focus Investment Holding Limited, Georgetown

Global Diversified Investment Grade Private Trust, Toronto

Global Kamala, S.L., Madrid

Global Opportunities Co-Investment Feeder, LLC, Wilmington

Global Opportunities Co-Investment, LLC, Wilmington

Godo Kaisha Jupiter Two, Tokio

Godo Kaisha Mars Capital, Tokio

GOPLA Beteiligungsgesellschaft mbH, Hannover

HABILIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Solingen KG, Düsseldorf

Hakkeijima Godo Kaisha, Tokio

Hamildak Limited, Dublin

Harbour Finance Limited, Dublin

Hatsushima Godo Kaisha, Tokio

HAWSER Trust Series 2007-1, Santa Ana

Herodotus Limited, Georgetown

HESTA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Frankfurt KG, Düsseldorf

HOK Capital Y.K., Tokio

HSBC Funding (Deutschland) GmbH, Bad Soden am Taunus

Huron Leasing, LLC, Wilmington

IKB Leasing Limited Partnership, London

ILV Anlagen Vermietungsgesellschaft mbH, Düsseldorf

Immobilien-Vermietungsgesellschaft von Quistorp GmbH & Co. Objekt Altlandsberg KG, Düsseldorf

Infigate GmbH i.K., Essen

Infrastructure Holdings (Cayman) SPC, Georgetown

IQ-Markets SA, Luxemburg

IRADO Funding, S.à r.l, Luxemburg

IRADO Holding Limited, Georgetown

iStructure S.A., Luxemburg

Ital Gas Storage S.r.l, Rom

IVAF (Jersey) Limited, St. Helier

Izumo Capital YK, Tokio

Jyogashima Godo Kaisha, Tokio

Kelvivo Limited, Dublin

Kingfisher (Ontario) LP, Toronto

Kingfisher Canada Holdings LLC, Wilmington

Kingfisher Holdings I (Nova Scotia) ULC, Halifax

Kingfisher Holdings II (Nova Scotia) ULC, Halifax

Kingfisher Holdings LLC, Wilmington

KOMPASS 3 Beteiligungsgesellschaft mbH, Düsseldorf

KOMPASS 3 Erste Beteiligungsgesellschaft mbH & Co. Euro KG, Düsseldorf

KOMPASS 3 Zweite Beteiligungsgesellschaft mbH & Co. USD KG, Düsseldorf

Kyoto Properties TMK, Tokio

Königswarter & Ebell Chemische Fabrik Gesellschaft mit beschränkter Haftung, Hagen

Labuan (Cranfield) Aircraft Leasing Limited, Labuan

Lambourn Spólka z ograniczona odpowiedzialnoscia, Warschau

LARS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hagen KG, Düsseldorf

Lebus L.P., Georgetown

LECTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Weimar KG, Düsseldorf

Leonardo Charitable 1 LLC, Wilmington

Luscina Limited, Dublin

M.A. Capital Y.K., Tokio

Maestrale Projects (Holding) S.A., Luxemburg

Maher 1210 Corbin LLC, Wilmington

Maher Chassis Management LLC, Wilmington

Maher Terminals Holding Corp., Toronto

Maher Terminals LLC, Wilmington

Maher Terminals Logistics Systems LLC, Wilmington

Maher Terminals USA, LLC, Wilmington

Mariner Jersey Trustees No.1 Limited, St. Helier

Maritime Indemnity Insurance Co, Hamilton

Mars Investment Trust II, New York

Mars Investment Trust III, New York

Massachusetts Capital Y.K., Tokio

Master Aggregation Trust, Wilmington

Maxima Alpha Bomaral Limited, St. Helier

Mazuma Capital Funds Limited, Hamilton

MEFIS Beteiligungsgesellschaft mbH, Frankfurt

Merlin I, Georgetown

Merlin II, Georgetown

Merlin XI SPC, Georgetown

Micro-E Finance S.r.l., Rom

Mikrofinanz Beteiligungsgesellschaft mbH, Düsseldorf

Mikrofinanz Beteiligungsgesellschaft ZWEI GmbH, Düsseldorf

MIRABILIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Berching KG, Düsseldorf

Montage Funding LLC, Dover

Monterey Funding LLC, Wilmington

Moon Leasing Limited, London

Mortgage AcquiCo 1 Limited, Dublin

MortgageIT Capital Trust I, Newark

MortgageIT Capital Trust III, Wilmington

MortgageIT Trust 2004-1, New York

MortgageIT Trust 2005-1, New York

MortgageIT Trust 2005-2, New York

MortgageIT Trust 2005-4, New York

Mountain Recovery Fund I Y.K., Tokio

MRF2 Y.K., Tokio

MSN 22952 Delaware Statutory Trust, Wilmington

MSN 22953 Delaware Statutory Trust, Wilmington

MSN 22955 Delaware Statutory Trust, Wilmington

MSN 22957 Delaware Statutory Trust, WIlmington

MSN 23316 Delaware Statutory Trust, Wilmington

MSN 23317 Delaware Statutory Trust, Wilmington

MSN 23318 Delaware Statutory Trust, Wilmington

MSN 23319 Delaware Statutory Trust, Wilmington

MSTC Y.K., Tokio

Muni Structured Products Collapsible TOB Trust, New York

Muni Structured Products Credit Enhanced TOB Trust, New York

Nantucket Funding Corp., LLC, Wilmington

NBG Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

NC Finance Trust 2003-2, New York

NCW Holding Inc., Vancouver

NeoAnemos S.r.l., Mailand

Netron Investment SRL, Bukarest

NEUNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

NEUNZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

Nevada Mezz 1 LLC, Wilmington

Nevada Parent 1 LLC, Wilmington

Nevada Property 1 LLC, Wilmington

Nevada Restaurant Venture 1 LLC, Wilmington

Nevada Retail Venture 1 LLC, Wilmington

New Hatsushima Godo Kaisha, Tokio

NewLands Capital Corp Limited, Hamilton

NewLands Financial Limited, Hamilton

NewLands Holdings Limited, Hamilton

Newport Funding Corp., Charlotte

Newshelf 295 (Pty) Limited, Illovo

Nexus Infrastruktur Beteiligungsgesellschaft mbH, Düsseldorf

Nineco Leasing Limited, London

NOFA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

North Las Vegas Property LLC, Wilmington

Norvadano Limited, Dublin

Novelties Distribution LLC, Wilmington

Odin Mortgages Limited, London

Okanagan Funding Trust, Toronto

OPAL, Luxemburg

Optima Emerging Markets Fund Limited, Hamilton

Option One Mortgage Loan Trust 2002-4, New York

Opus One Private Real Estate Fund, Seoul

Oran Limited, Georgetown

Orix Shintaku Ginko Kabushikikaisha Shintaku Koza 7200018, Tokio

Ornegin Investment SRL, Bukarest

OTM Capital GK, Tokio

Owner Trust MSN 199, Salt Lake City

Owner Trust MSN 23336, Salt Lake City

Owner Trust MSN 23337, Salt Lake City

Owner Trust MSN 23338, Salt Lake City

Owner Trust MSN 23344, Salt Lake City

Owner Trust MSN 23887, Salt Lake City

Owner Trust MSN 240, Salt Lake City

Owner Trust MSN 241, Salt Lake City

Owner Trust MSN 24452, Salt Lake City

Owner Trust MSN 24453, Salt Lake City

Owner Trust MSN 24788, Salt Lake City

Owner Trust MSN 25120, Salt Lake City

Owner Trust MSN 25259, Salt Lake City

Owner Trust MSN 25884, Salt Lake City

Owner Trust MSN 264, Salt Lake City

Owner Trust MSN 27833, Salt Lake City

Owner Trust MSN 87, Salt Lake City

Owner Trust MSN 88, Salt Lake City

Oystermouth Holding Limited, Nikosia

PADEM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

PADOS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

PAGUS Beteiligungsgesellschaft mbH, Düsseldorf

PALDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

Palladium Securities 1 S.A., Luxemburg

PALLO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

PALLO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Seniorenresidenzen KG, Düsseldorf

PanAsia Funds Investments Ltd., Georgetown

PANIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

PANTIS Beteiligungsgesellschaft mbH, Düsseldorf

PANTUR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

PARTS Student Loan Trust 2007-CT2, Wilmington

PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

PEDIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

PEDIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Briloner KG, Düsseldorf

PEDUM Beteiligungsgesellschaft mbH, Düsseldorf

PENDIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

PENTOS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

PENTUM Beteiligungsgesellschaft mbH, Düsseldorf

PERGOS Beteiligungsgesellschaft mbH, Düsseldorf

PERGUM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

PERLIT Mobilien-Vermietungsgesellschaft mbH, Düsseldorf

PERLU Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

PERNIO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

Pertwee Leasing Limited Partnership, London

Peruda Leasing Limited, London

Perus 1 S.à r.l., Luxemburg

Perus 2 S.à r.l., Luxemburg

Perus Investments S.à r.l., Luxemburg

PERXIS Beteiligungsgesellschaft mbH, Düsseldorf

PETA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

Picture Financial Funding (No.2) Limited, Newport

Picture Financial Jersey (No.2) Limited, St. Helier

Picture Home Loans (No.2) Limited, London

Platinum Guernsey Limited, St. Peter Port

PODES Beteiligungsgesellschaft mbH i.L., Düsseldorf

PONTUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

Port Elizabeth Holdings LLC, Wilmington

PRADUM Beteiligungsgesellschaft mbH, Düsseldorf

PRASEM Beteiligungsgesellschaft mbH, Düsseldorf

PRATES Grundstücks-Vermietungsgesellschaft mbH, Schönefeld

Prince Rupert Luxembourg S.à r.l., Senningerberg

PRISON Grundstücks-Vermietungsgesellschaft mbH, Schönefeld

Private Equity Invest Beteiligungs GmbH, Düsseldorf

Private Equity Life Sciences Beteiligungsgesellschaft mbH, Düsseldorf

PROFOS Grundstücks-Vermietungsgesellschaft mbH i.L., Schönefeld

PT. Deutsche Verdhana Indonesia, Jakarta

PUDU Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

PUKU Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

PUKU Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Velbert KG, Düsseldorf

PURIM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

PURIM Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Burscheid KG, Düsseldorf

QUANTIS Grundstücks-Vermietungsgesellschaft mbH, Schönefeld

QUELLUM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

QUOTAS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

R/H Hawthorne Plaza Associates, LLC, Wilmington

Regal Limited, Georgetown

Repackaged Assets and Securities in Asia Limited, Singapur

Residential Mortgage Funding Trust, Toronto

Rhein — Main Securitisation Limited, St. Helier

Rhein Main Sussex Ltd, Dublin

Rhein-Main No. 12 Limited, St. Helier

Rhein-Main No. 14 Limited, St. Helier

Rhein-Main No. 5 Mortgage Purchase Limited, St. Helier

Rheingold No.1 Limited, St. Helier

Rheingold No.10 Limited, St. Helier

Rheingold No.14 (Jersey) Limited, St. Helier

Rheingold No.9 Limited, St. Helier

Rheingold Securitisation Limited, St. Helier

RHOEN 2008-1 GmbH, Frankfurt

Riverside Funding LLC, Dover

RM Ayr Delaware LLC, Dover

RM Ayr Limited, Dublin

RM Cheshire Delaware LLC, Dover

RM Cheshire Limited, Dublin

RM Chestnut Delaware LLC, Dover

RM Chestnut Limited, Dublin

RM Delaware Multi-Asset LLC, Wilmington

RM Delaware Triple-A LLC, Dover

RM Fife Delaware LLC, Dover

RM Fife Limited, Dublin

RM Multi-Asset Limited, Dublin

RM Sussex Delaware LLC, Dover

RM Triple-A Limited, Dublin

Route 28 Receivables, LLC, Wilmington

RREEF G.O. III Luxembourg One S.à r.l., Luxemburg

RREEF G.O. III Malta Limited, Valletta

RREEF Global Opportunities Fund III, LLC, Wilmington

RREEF GO III Mauritius One Limited, Port Louis

RREEF GO III Mauritius Two Limited, Port Louis

RREEF North American Infrastructure Fund A, L.P., Wilmington

RREEF North American Infrastructure Fund B, L.P., Wilmington

SABIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SABRE Securitisation Limited, Sydney

SAITA Grundstücks-Vermietungsgesellschaft mbH i.L., Düsseldorf

Sajima Godo Kaisha, Tokio

SALIX Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SALUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Brandenburg KG, Düsseldorf

SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Dresden KG, Düsseldorf

SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Schwarzheide KG, Düsseldorf

SANCTOR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SANCTOR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Nürnberg KG, Düsseldorf

SANDIX Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SANDIX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hafen KG, Düsseldorf

SANO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

Saratoga Funding Corp., LLC, Wilmington

SARIO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SATINA Mobilien-Vermietungsgesellschaft mbH, Düsseldorf

SCANDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Datteln KG, Düsseldorf

SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Eisenach KG, Düsseldorf

SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Iserlohn KG, Düsseldorf

SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Osnabrück KG, Düsseldorf

SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Siekmann KG, Düsseldorf

SCHEDA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SCITOR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SCJ-RMF-B Toshi Jigyo Yugensekinin Kumiai, Tokio

Scottish Widows Investment Partnership Investment Funds ICVC — European Fund, London

Scottish Widows Tracker and Specialist Investment Funds ICVC — American Smaller Cos Fund, London

SCUDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SCUDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Kleine Alexanderstrasse KG, Düsseldorf

SECHSTE Fonds-Beteiligungsgesellschaft mbH, Düsseldorf

SECHSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

SECHZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

SEDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

Sedona Capital Funding Corp., LLC, Charlotte

SEGES Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SEGU Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SELEKTA Grundstücksverwaltungsgesellschaft mbH, Düsseldorf

SENA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SERICA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SERICA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Frankfurt KG, Düsseldorf

SGP Capital YK, Tokio

Sharps CDO II Limited, New York

Sharps SP I LLC Net Interest Margin Trust 2007-MHL1N, Wilmington

SIDA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SIEBTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

SIEBZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

SIFA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SILANUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SILANUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bonn KG, Düsseldorf

SILEX Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SILEX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Rostock und Leipzig KG, Düsseldorf

SILEX Grundstücks-Vermietungsgesellschaft mbH Objekt Eduard Dyckerhoff OHG, Düsseldorf

SILIGO Mobilien-Vermietungsgesellschaft mbH, Düsseldorf

SILUR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Markdorf KG, Düsseldorf

SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Tübingen KG, Düsseldorf

SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Uhingen KG, Düsseldorf

Silverhawk Holdings LLC, Wilmington

SIMILA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SIRES-STAR Limited, Georgetown

Sixco Leasing Limited, London

SMART SME CLO 2006-1 Ltd, Georgetown

SOLATOR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SOLIDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SOLON Grundstücks-Vermietungsgesellschaft mbH, Schönefeld

SOLUM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SOMA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SOMA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Heidelberg KG, Düsseldorf

Sonata Securities S.A., Luxemburg

SOREX Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hutschenreuther KG, Düsseldorf

SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Lüdenscheid KG, Düsseldorf

SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Mainz KG, Düsseldorf

SOSPITA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SOSPITA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekte Prima KG, Düsseldorf

SOSPITA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekte Sekunda KG, Düsseldorf

SPAN No.5 Pty Limited, Sydney

SPESSART 2009-1 GmbH, Frankfurt

SPhinX Limited, Georgetown

SPINO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SPLENDOR Grundstücks-Vermietungsgesellschaft mbH, Schönefeld

SS Aggregation Trust, Wilmington

STABLON Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

STAGIRA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

STATOR Heizkraftwerk Frankfurt (Oder) Beteiligungsgesellschaft mbH, Schönefeld

Stewart-Denny Holdings, LLC, Wilmington

Stichting Perus Investments, Amsterdam

STUPA Heizwerk Frankfurt (Oder) Nord Beteiligungsgesellschaft mbH, Schönefeld

SUBLICA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SUBU Mobilien-Vermietungsgesellschaft mbH, Düsseldorf

SULPUR Grundstücks-Vermietungsgesellschaft mbH, Schönefeld

Sunrise Beteiligungsgesellschaft mbH, Frankfurt

SUPERA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SUPERA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Speyer KG, Düsseldorf

SUPLION Beteiligungsgesellschaft mbH, Düsseldorf

Survey Solutions B.V., Amsterdam

Survey Trust, Wilmington

SUSA Mobilien-Vermietungsgesellschaft mbH, Düsseldorf

SUSIK Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SUSIK Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Cottbus KG, Düsseldorf

Swabia 1 Limited, Dublin

SWIP Capital Trust, London

Sylvester (2001) Limited, Georgetown

TABA Grundstücks-Vermietungsgesellschaft mbH, Schönefeld

TACET Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hameln KG, Düsseldorf

TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Nordsternpark KG, Düsseldorf

TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Osnabrück KG, Düsseldorf

TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Ulm KG, Düsseldorf

TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Wendelstein KG, Düsseldorf

TAF 2 Y.K., Tokio

TAGO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

Tagus — Sociedade de Titularização de Creditos, S.A., Lissabon

TAGUS Beteiligungsgesellschaft mbH, Düsseldorf

Tahoe Funding Corp., LLC, Melville

TAKIR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

TARES Beteiligungsgesellschaft mbH, Düsseldorf

Taunus 2008-1 GmbH, Frankfurt

Taunus 2009-1 GmbH, Frankfurt

TEBA Beteiligungsgesellschaft mbH, Schönefeld

TEBA Beteiligungsgesellschaft mbH & Co. Objekt Wasserwerk Oranienburg KG i.L., Schönefeld

TEBOR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

TEMATIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

Tennessee Capital Godo Kaisha, Tokio

TERGO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

TERRUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

TERRUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bernbach KG, Düsseldorf

TESATUR Beteiligungsgesellschaft mbH, Düsseldorf

Thaumat Holdings Limited, Nikosia

The CAP Accumulation Trust, Wilmington

The CIG Trust, St. Helier

The GIII Accumulation Trust, Wilmington

The Glanmore Property Euro Fund Limited, St. Peter Port

The GPR Accumulation Trust, Wilmington

The Life Accumulation Trust, Wilmington

The Life Accumulation Trust II, Wilmington

The Life Accumulation Trust III, Wilmington

The Life Accumulation Trust IV, Wilmington

The Life Accumulation Trust IX, Wilmington

The Life Accumulation Trust V, Wilmington

The Life Accumulation Trust VIII, Wilmington

The Life Accumulation Trust X, Wilmington

The Life Accumulation Trust XI, Wilmington

The Life Accumulation Trust XII, Wilmington

The PEB Accumulation Trust, Wilmington

The SLA Accumulation Trust, Wilmington

THRENI Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

Tilney Group Limited Employee Incentive Trust, St. Peter Port

Tintin II SPC, Georgetown

Tintin III SPC, Georgetown

Tintin IV SPC, Georgetown

Titian CDO Public Limited Company, Dublin

TONGA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

TOREUT Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

TOSSA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

TRAGO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

TREMA Grundstücks-Vermietungsgesellschaft mbH, Berlin

TRENTO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

TRINTO Beteiligungsgesellschaft mbH, Schönefeld

TRIPLA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

Triplepoint Special Opportunities Financing Trust, Wilmington

Trondheim Leasing Limited (in member’s voluntary liquidation), London

TRS 1 LLC, Wilmington

TRS Aria LLC, Wilmington

TRS Babson I LLC, Wilmington

TRS Bluebay LLC, Wilmington

TRS Bruin LLC, Wilmington

TRS Callisto LLC, Wilmington

TRS Camulos LLC, Wilmington

TRS Cedar LLC, Wilmington

TRS Cypress LLC, Wilmington

TRS DB OH CC Fund Financing LLC, Wilmington

TRS Eclipse LLC, Wilmington

TRS Elara LLC, Wilmington

TRS Elgin LLC, Wilmington

TRS Elm LLC, Wilmington

TRS Feingold O’Keeffe LLC, Wilmington

TRS Fore LLC, Wilmington

TRS Fulton LLC, Wilmington

TRS Ganymede LLC, Wilmington

TRS Greenwich LLC, Wilmington

TRS GSC Credit Strategies LLC, Wilmington

TRS Haka LLC, Wilmington

TRS Hanover LLC, Wilmington

TRS HY FNDS LLC, Wilmington

TRS Io LLC, Wilmington

TRS Landsbanki Islands LLC, Wilmington

TRS Leda LLC, Wilmington

TRS Liberty LLC, Wilmington

TRS Maiden LLC, Wilmington

TRS Metis LLC, Wilmington

TRS Pearl LLC, Wilmington

TRS Pine LLC, Wilmington

TRS Plainfield LLC, Wilmington

TRS Poplar LLC, Wilmington

TRS Quogue LLC, Wilmington

TRS Scorpio LLC, Wilmington

TRS SeaCliff LLC, Wilmington

TRS Stag LLC, Wilmington

TRS Stark LLC, Wilmington

TRS SVCO LLC, Wilmington

TRS Sycamore LLC, Wilmington

TRS Thebe LLC, Wilmington

TRS Trinity LLC, Wilmington

TRS Tupelo LLC, Wilmington

TRS Venor LLC, Wilmington

TRS Wall LLC, Wilmington

TRS Watermill LLC, Wilmington

Tsubasa Angel Fund Y.K., Tokio

Tucson Funding LLC, Dover

TUDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

TUGA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

TXH Trust, Wilmington

TYRAS Beteiligungsgesellschaft mbH, Düsseldorf

UDS Capital Y.K., Tokio

Varapradha Real Estates Private Limited, Hyderabad

VARIS Beteiligungsgesellschaft mbH, Düsseldorf

Varta Aktiengesellschaft, Hannover

VIERTE Fonds-Beteiligungsgesellschaft mbH, Düsseldorf

VIERTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

VIERUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

VIERZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

Village Hospitality LLC, Wilmington

Volga Investments Limited, Dublin

Warwick Lane Investments B.V., London

Wheatfield GmbH & Co. KG, Frankfurt

Winchester House Master Trust, Hamilton

Wohnungs-Verwaltungsgesellschaft Moers mbH, Düsseldorf

Wohnungsgesellschaft HEGEMAG GmbH, Düsseldorf

XARUS Grundstücks-Vermietungsgesellschaft mbH, Schönefeld

XELLUM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

XENTIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

XERA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

XERIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

Y.K. Agura Partners, Tokio

YK SRFM Master Lease, Tokio

Yugen Kaisha Garnet Real Estate, Tokio

ZABATUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

ZAKATUR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

ZALLUS Beteiligungsgesellschaft mbH, Düsseldorf

Zamalik Limited, Dublin

ZANTOS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

ZANTUM Grundstücks-Vermietungsgesellschaft mbH i.L., Hamburg

ZARAT Beteiligungsgesellschaft mbH, Düsseldorf

ZARAT Beteiligungsgesellschaft mbH & Co. Objekt Leben II KG, Düsseldorf

ZARGUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

ZEA Beteiligungsgesellschaft mbH, Schönefeld

ZEDORA 3 GmbH & Co. KG, München

ZEDORA 36 GmbH & Co. KG, München

ZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

ZELAS Beteiligungsgesellschaft mbH, Düsseldorf

ZELAS Beteiligungsgesellschaft mbH & Co. Leben I KG, Düsseldorf

ZENO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

ZEPTOS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

ZEREVIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

ZERGUM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

ZIBE Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

ZIDES Grundstücks-Vermietungsgesellschaft mbH, Schönefeld

ZIMBEL Grundstücks-Vermietungsgesellschaft mbH, Schönefeld

ZINUS Grundstücks-Vermietungsgesellschaft mbH, Schönefeld

ZIRAS Grundstücks-Vermietungsgesellschaft mbH, Schönefeld

ZITON Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

ZITRAL Beteiligungsgesellschaft mbH, Düsseldorf

ZITUS Grundstücks-Vermietungsgesellschaft mbH, Schönefeld

ZONTUM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

ZORUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

Zugspitze 2008-1 GmbH, Frankfurt

ZURET Beteiligungsgesellschaft mbH, Düsseldorf

ZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

ZWEITE Fonds-Beteiligungsgesellschaft mbH, Düsseldorf

ZWEITE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

ZWEIUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

ZWÖLFTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf

ZYLUM Beteiligungsgesellschaft mbH, Schönefeld